EXHIBIT 10.2

SMTEK INTERNATIONAL, INC.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of September 8, 2003, (the “Effective Date”), by and between SMTEK International, Inc., a Delaware corporation (the “Company”), and The Gene Haas Trust DTD 3-9-99 (“Investor”).

A.                                   The Company and Investor have entered into that certain Series A Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”), and, upon the terms and subject to the conditions set forth in the Purchase Agreement, the Company has agreed to issue and sell to Investor an aggregate of 250,000 shares (the “Shares”) of the Company’s Series A Preferred Stock, $1.00 par value per share (the “Preferred Stock”), which shall be convertible into shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company (as converted, the “Conversion Shares”).

B.                                     To induce Investor to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights to Investor under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”), and applicable state securities laws.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Definitions.

1.1                                 Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the State of California are required by law to remain closed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Holder” means Investor, for so long as it holds Registrable Securities, and any transferees or assignees holding Registrable Securities who agree to become bound by the provisions of this Agreement in accordance with Section 6.

“Person” means any individual, firm, corporation, partnership, limited liability company, unincorporated association, trust, Governmental Entity.

“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

“Registrable Securities” means (i) the Conversion Shares issued upon conversion of the Shares and (ii) shares of Common Stock issued with respect to the Shares or the Conversion Shares by way of a stock dividend or stock split.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement registering such securities under the Securities Act has been declared effective and such securities have been sold or otherwise transferred by the holder thereof pursuant to such effective Registration Statement or (ii) such securities may be sold to the public in accordance with Rule 144.

“Registration Expenses” means all expenses incurred by the Company in complying with Sections 2.1 and 2.2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., the reasonable fees and expenses of one counsel to the Holders incurred in connection with the exercise of the Holders’ rights hereunder, and fees of transfer agents and registrars, but excluding any Selling Expenses.

“Registration Statement” means a registration statement of the Company under the Securities Act.

“Requisite Amount” means 51% of the Conversion Shares issuable upon conversion of the Shares as of the date hereof.

“Rule 144” means Rule 144 promulgated under the Securities Act, or any successor provision.

“SEC” means the Securities and Exchange Commission.

“Selling Expenses” means all underwriting discounts and selling commissions, selling or placement agent or broker fees and commissions and transfer taxes, if any, applicable to the sale of Registrable Securities.

1.2                                 Capitalized Terms.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

2.                                       Registration.

2.1                                 Demand Registration.

(a)                                  Holders of the Requisite Amount of Registrable Securities in aggregate shall be entitled to make a written request of the Company (such request being a “Demand”) for registration under the Securities Act, of all or part of the Registrable Securities (a “Demand Registration”).  The Demand shall specify: (i) the aggregate number of Registrable Securities requested to be registered; and (ii) the intended method of distribution in connection with the Demand Registration to the extent then known.  The Demand shall not be effective or impose any obligation upon the Company unless the Demand shall request the registration of not less than the Requisite Amount of Registrable Securities.  Within 10 days after receipt of the

Demand, the Company shall give written notice of the Demand to all other Holders and, subject to the terms of this Agreement, shall include in such registration all Registrable Securities of each Holder with respect to which the Company has received a written request for inclusion therein within 20 days after the receipt by such Holder of the Company’s notice required by this Section 2.1(a).  The Holders shall be entitled to one Demand Registration.

(b)                                 A registration shall not be treated as a Demand Registration until (i) the Registration Statement under the Securities Act has been filed with the SEC with respect to the Demand Registration and been declared effective and (ii) such Registration Statement shall have been maintained continuously effective for a period 60 days after the effective date of such Registration Statement, or such shorter period when all Registrable Securities included therein have been sold thereunder.  Notwithstanding the foregoing, if the Company is eligible to file a Registration Statement on Form S-3, the Holders of the Requisite Amount may request that, pursuant to Rule 415 under the Securities Act, the Registration Statement be maintained continuously effective until two (2) years after the Effective Date, or such shorter period when all Registrable Securities included therein have been sold thereunder or the Company is no longer eligible to use Form S-3.

(c)                                  The Company may include in the Demand Registration other securities held by security holders of the Company, provided that such securities are of the same class as the Registrable Securities with respect to which the Demand Registration has been made.

(d)                                 If, in connection with the Demand Registration, any managing underwriter advises the Company and the Holders of the Registrable Securities sought to be included in such Demand Registration that, in its judgment, marketing or other factors dictate that limiting the securities to be included in the Registration Statement is necessary to facilitate public distribution of the Registrable Securities ultimately to be included therein, then the Company shall include in the Registration Statement only such limited portion of the Registrable Securities as the underwriter shall advise in accordance with this Section 2.1(d).  Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities other than the Registrable Securities.  If the Holders of a majority of the Registrable Securities sought to be registered in the Demand Registration request that such Demand Registration be an underwritten offering and the parties hereto deem it commercially reasonable, then, provided that a nationally recognized underwriter is willing to accept such engagement, the Company shall select a nationally recognized underwriter to manage and administer such offering (which underwriter shall be reasonably acceptable to Holders of a majority of the Registrable Securities sought to be registered in the Demand Registration).

(e)                                  If, in connection with a Demand, if the Company or its subsidiaries (other than in connection with employee benefit and similar plans) has commenced preparations for a registration or the Company has received on behalf of any other security holder of the Company holding a demand registration right a notice of the exercise of such demand registration right prior to the receipt of the Demand (collectively, a “Company Offering”) with respect to which the Company furnishes the Holders of the Registrable Securities sought to be registered in the Demand Registration a certificate signed by the chief executive officer or chief financial officer of the Company to such effect (the “Transaction Delay Notice”) promptly after such receipt of the Demand, the Company shall not be required to effect the Demand Registration until the earliest of (i) 90 days after the completion of such Company Offering, (ii) promptly after the abandonment of such Company Offering or (iii) 180 days after the date of the Transaction Delay Notice; provided, however, that in any event the Company shall not be required to effect any Demand Registration prior to the termination or waiver of any “blackout period” applicable to the Holders pursuant to Section 2.3 or the Company, if any, in connection with the Company Offering.

(f)                                    With respect to any Registration Statement to be filed in connection with a Demand Registration, (i) if the Company’s Board of Directors determines in its good faith judgment that the filing of a Registration Statement (or the effectiveness of such Registration Statement) would require the Company to disclose material non-public information or would materially interfere with any proposal or plan with respect to any material financing, acquisition, corporate reorganization or merger or other transaction involving the Company or any of its subsidiaries and the Company’s Board of Directors concludes, as a result of such potential disclosure or interference, that it is in the best interests of the Company to defer the filing or effectiveness of such Registration Statement at such time and (ii) the Company shall furnish to the Holders of the Registrable Securities sought to be registered in the Demand Registration a Transaction Delay Notice stating that in the good faith judgment of the Company’s Board of Directors, it would be materially detrimental to the Company for such Registration Statement to be filed or declared effective in the near future and that it is, therefore, in the best interests of the Company to defer the filing or effectiveness of such Registration Statement, then the Company shall have the right to defer such filing or effectiveness; provided, however, that such deferral shall not continue for a period of more than 90 days.  The Company shall not be required to state in any Transaction Delay Notice delivered pursuant to this Section 2.1(f), the nature of any event or circumstance constituting the basis for the Transaction Delay Notice.

(g)                                 In the event the Company delivers the Holders of Registrable Securities sought to be registered in the Demand Registration a Transaction Delay Notice, Holders of a majority of the Registrable Securities making the Demand will be entitled for a period of 60 days, or if earlier, notice from the Company of its intention to commence preparation to file the Registration Statement, to withdraw the Demand and, if the Demand is withdrawn, such registration will not count as the Demand Registration hereunder.

2.2                                 Piggy-Back Registrations.

(a)                                  If the Company proposes to file with the SEC a Registration Statement (a “Piggyback Registration Statement”) relating to an offering for its own account or the account of others under the Securities Act of any of its Common Stock (except for Registration Statements registering convertible debt securities, which only includes Common Stock issuable upon conversion, repurchase or payment therefor, Registration Statements on Form S-4 or Form S-8 or any successor forms or any other form not available for registering resales of the Registrable Securities), then prior to such filing, the Company shall send to each Holder written notice of such determination and, if within fifteen (15) days after the date of such notice, a Holder shall so request in writing, the Company shall include in such Registration

Statement all or any part of the Registrable Securities such Holder requests to be registered, provided that the Company shall not be obligated to include Registrable Securities if such Registrable Securities are covered by a Registration Statement pursuant to Section 2.1.

(b)                                 Notwithstanding the foregoing, if, in connection with any such offering for the account of the Company or for the account of others, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing, or other factors dictate that such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Holder has requested inclusion hereunder as the underwriter(s) shall deem advisable.  Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company also proportionately excludes all outstanding securities, the holders of which did not initiate the filing of such Registration Statement pursuant to so-called “demand” registration rights (it being agreed that the Holders’ rights under this Section 2.2 shall be at least co-equal with the rights of any other holder of “piggy-back” registration rights granted by the Company); and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement on the basis of the number of securities such holders have requested to include in such Registration Statement.  No right to registration of Registrable Securities under this Section 2.2 shall be construed to limit the right of Holders of the Requisite Amount of Registrable Securities to Demand one Demand Registration under Section 2.1 hereof.  Notwithstanding anything contained in this Section 2.2 to the contrary, the Company shall not be required to exclude any Common Stock to be sold by the Company in the Registration Statement prior to excluding shares of Registrable Securities.

(c)                                  If an offering in connection with which a Holder is entitled to registration under this Section 2.2 is an underwritten offering, then each Holder whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

(d)                                 The Company may withdraw any Registration Statement referred to in this Section 2.2 without incurring any liability to the Holders.

2.3                                 Holdback.

(a)                                  Subject to Section 2.3(b), each Holder shall not file or cause to be effected any other registration of or effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to and the 90-day period beginning on the effective date of any underwritten public offering of Common Stock for the account of the Company or for the account of others (except as part of such underwritten registration, if permitted by Section 2.2 or otherwise permitted) unless the underwriters managing the registered public offering otherwise agree and such sale or distribution otherwise complies with Regulation M of the Exchange Act.

(b)                                 Notwithstanding the foregoing, the Holders will not be subject to the foregoing holdback for any period or periods in the aggregate which are in excess of 150 days during any 365-day period.

3.                                       Registration Procedures.

3.1                                 Company Obligations.  If and whenever the Company is required by the provisions of Sections 2.1 or 2.2 to effect the registration of any shares of Registrable Securities under the Securities Act, the Company will use its reasonable efforts to as expeditiously as possible:

(a)                                  prepare and file with the SEC a Registration Statement with respect to such securities and use its reasonable efforts to cause such Registration Statement to become and remain effective for the period contemplated hereby; provided, however, at least five Business Days before the filing of any Registration Statement, the Company will furnish the Holder of Registrable Securities covered by such Registration Statement, the underwriters, if any, and any attorney, accountant or other agent retained by any such Holders or underwriters a copy of all such documents proposed to be filed, which documents will be subject to review and reasonable comments of such Holders, their counsel and underwriters, if any;

(b)                                 prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in subsection (a) above and to comply with the provisions of the Securities Act;

(c)                                  furnish to each Holder of Registrable Securities covered by such Registration Statement and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such Persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

(d)                                 use its reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions as the Holders of Registrable Securities covered thereby, or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

(e)                                  use its reasonable efforts to list for quotation the Registrable Securities covered by such Registration Statement with any market on which the Common Stock of the Company is then listed;

(f)                                    immediately notify each Holder of Registrable Securities covered by such Registration Statement and each underwriter under such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, subject to Sections 3.2 and 3.3(e), at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(g)                                 if the offering is underwritten, at the request of any Holder of Registrable Securities covered by such Registration Statement and the underwriters, (i) use its reasonable efforts to furnish on the date that the Registrable Securities are delivered to the underwriters for sale pursuant to such registration, an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters in customary form and covering such matters as are customarily covered by such opinions delivered to underwriters in such underwritten offerings, and (ii) use its reasonable efforts to furnish on the date that the Registrable Securities are delivered to the underwriters for sale pursuant to such registration, a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, in customary form and covering such matters as are customarily covered by “comfort” letters delivered to underwriters in such underwritten offerings;

(h)                                 to the extent applicable, make available for inspection by a Holder of Registrable Securities covered by such Registration Statement designated by a majority of the Registrable Securities covered thereby, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such Holder or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information, in each case, as is reasonably requested by such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement, as shall be necessary, in the opinion of their respective counsel, to conduct a reasonable investigation under Section 11 of the Securities Act; provided, however, that the foregoing shall not require the Company to provide access to (or copies of) any competitively sensitive information relating to the Company or its subsidiaries or their respective businesses; provided further, however that such Holder and the underwriters and their respective counsel, accountants and other agents shall use their reasonable best efforts to minimize the disruption to the Company’s business and coordinate any such investigation of the books, records and properties of the Company and any discussions with the Company’s officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time; and provided, further that any non-public information that is delivered to the Holder or the underwriters or their respective counsel, accountants and other agents hereunder shall be kept confidential by the Holder or any such underwriter, attorney, accountant or agent unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the opinion of counsel to any such inspecting Person, is required by law or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such inspecting Person, and provided further that each Person provided access hereunder agrees that is shall, upon learning that disclosure of such information is sought in or by a court or other Governmental Entity of competent jurisdiction, give prompt notice to the Company and allow the Company, at its expense, too undertake appropriate action to prevent such disclosure of, or to obtain a protective order for, such information;

(i)                                     use its reasonable efforts to obtain the withdrawal of any stop order or other order suspending the effectiveness of any Registration Statement or sales thereunder at the earliest possible time;

(j)                                     provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement not later than the effective date of such Registration Statement;

(k)                                  otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act (including Rule 158 of the Securities Act);

(l)                                     permit any underwriter or any Holder, which in its reasonable judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such Registration Statement and to include therein any material, furnished to the Company in writing, which in the reasonable judgment of such underwriter or Holder and their respective counsel should be included (which material shall be reasonably acceptable to the Company);

(m)                               promptly (but in any event, within five Business Days) notify the Holders of Registrable Securities covered by such Registration Statement, their counsel and the underwriters, if any, and, if requested, confirm such notice in writing, with respect to the following:

(i)                                     when a prospectus or any supplement or post-effective amendment to such prospectus has been filed, and with respect to a Registration Statement or any post-effective amendment thereto when the same has become effective;

(ii)                                  of any request to the Company by the SEC or any other Governmental Entity for amendments or supplements to an effective Registration Statement or related prospectus or for additional information;

(iii)                               of the issuance to the Company by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any prospectus or the initiation of any proceedings by any Person for that purpose;

(iv)                              of the receipt by the Company of any notification with respect to (A) the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale under the securities of blue sky laws of any jurisdiction or (B) the contemplation, initiation or threatening, of any proceeding for such purpose; and

(v)                                 of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

(n)                                 cooperate with the Holders of Registrable Securities covered by such Registration Statement and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities sold pursuant to such Registration Statement without restrictive legends and cause such Registrable Securities to be in such denominations and registered in such names as the underwriters, if any, or Holders of such Registrable Securities may request at least two Business Days prior to any sale of Registrable Securities pursuant to the Registration Statement;

(o)                                 cooperate with all reasonable requests of each Holder of Registrable Securities covered by such Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings to be made with the National Association of Securities Dealers, Inc; and

(p)                                 enter into and perform its obligations under any underwriting agreement, in usual and customary form, reasonably acceptable to the Company with the underwriters of such offering.

3.2                                 Suspension of Use of Registration Statement.  At any time, when a Registration Statement effected pursuant to Sections 2.1 or 2.2 relating to Registrable Securities is effective and a prospectus relating thereto is required to be delivered under the Securities Act, that the Company becomes aware that the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company shall promptly provide the Holders written notice thereof, and the Holders shall suspend sales of Registrable Securities pursuant to such Registration Statement until the date upon which the Company notifies the Holders the prospectus included in such Registration Statement, as then supplemented or amended, no longer includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  In such event, the Company shall promptly make such disclosure as necessary to enable such continued sales under the Registration Statement, provided, however, that if the Company, in good faith determines that such amendment or supplement would require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential the Company may delay making such amendment or supplement for up to 90 days.

3.3                                 Holders’ Obligations.  In connection with the registration of the Registrable Securities, a Holder shall have the following obligations:

(a)                                  such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, other securities of the Company held by it, its affiliations with broker-dealers, and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and such Holder shall execute such documents in connection with such registration as the Company may reasonably request;

(b)                                 each Holder, shall cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from the applicable Registration Statement, in which case such Holder is not required to cooperate in connection with such preparation and filing until it notifies the Company of its desire to include Registrable Securities in a Registration Statement;

(c)                                  each Holder whose Registrable Securities are included in a Registration Statement understands that the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement, and each such Holder shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sales;

(d)                                 each Holder shall notify the Company promptly, but in any event within five Business Days after the date on which all Registrable Securities covered by a Registration Statement which are owned by such Holder have been sold by such Holder, if such date is prior to the expiration of the Registration Period;

(e)                                  each Holder, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.2, shall immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.2 and, if so directed by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder’s possession (other than a limited number of permanent file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice;

(f)                                    no Holder may participate in any underwritten distribution pursuant to a Registration Statement under Sections 2.1 or 2.2 unless such Holder (i) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) delivers the Registrable Securities and completes, executes and delivers all documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all Selling Expense and any Registration Expenses in excess of those payable by the Company pursuant to Section 3.4.

3.4                                 Expenses of Registration.

(a)                                  The Company will pay all Registration Expenses in connection with each Registration Statement under Sections 2.1 and 2.2.

(b)                                 All Selling Expenses in connection with each Registration Statement under Sections 2.1 and 2.2 shall be borne by the participating Holders and such other participating security holders other than the Company (except to the extent the Company shall be a seller) in proportion to the number of shares sold by each under the Registration Statement.

4.                                       Indemnification and Contribution.

4.1                                 Indemnification by the Company. In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 2.1 and 2.2, the Company will indemnify and hold harmless each Holder of Registrable Securities included in such Registration Statement, each underwriter of such Registrable Securities thereunder and each other Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, to which such Holder, underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to Sections 2.1 or 2.2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Holder, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Holder, any such underwriter or any such controlling Person in writing specifically pertaining to such Holder, underwriter or controlling Person for use in such Registration Statement or prospectus or (ii) such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder, underwriter or controlling Person failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act or any state securities laws.

4.2                                 Indemnification by the Holders.  In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 2.1 and 2.2, each Holder of Registrable Securities covered by such Registration Statement, severally and not jointly, will indemnify and hold harmless the Company and its affiliates, directors, officers, agents and employees and each Person, if any, who controls the Company within the meaning of the Securities Act and the affiliates, directors, officers, agents or employees of such controlling

Persons, each underwriter and each Person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered pursuant to Sections 2.1 or 2.2 hereof, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case, to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Holder, furnished in writing to the Company by such Holder specifically for use in such Registration Statement or prospectus, and will reimburse the Company and each such officer, director, underwriter and controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such Holder under such Registration Statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement.

4.3                                 Procedures.

(a)                                  Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 4 and shall only relieve it from any liability which it may have to such indemnified party under this Section 4 if and to the extent the indemnifying party is materially prejudiced by such omission.

(b)                                 Subject to Section 4.3(c), in case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Article 4 for any expenses subsequently incurred by such indemnified party in connection with the defense thereof.

(c)                                  Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action, or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there are conflicts of interest between such indemnified party and the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party).  In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred.

(d)                                 Whether or not such defense is assumed by the indemnifying party, such indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld or delayed).  No indemnifying party shall, without the consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder, or (ii) provides for other than monetary damages.

4.4                                 Contribution.  If the indemnification provided for in this Article 4 is unavailable to or insufficient to hold harmless an indemnified party under Sections 4.1 or 4.2 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then, except to the extent that contribution is not permitted under the Securities Act, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds received by each), as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.                                       Reports Under the Exchange Act.  With a view to making available to the Holders the benefits of Rule 144, the Company agrees that so long as the Registrable Securities remain outstanding:

(a)                                  the Company shall use its reasonable efforts to timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination;

(b)                                 the Company shall use its reasonable efforts to file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act to the extent that the filing and availability of such reports and other documents is required for the Holders to sell Registrable Securities under Rule 144; and

(c)                                  the Company shall furnish to each Holder, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC, and (iii) such other publicly available information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144.

6.                                       Assignment of Registration Rights.  The rights of the Holders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assigned by each Holder to any transferee of all or any portion of the Registrable Securities (other than pursuant to a Registration Statement or in reliance on Rule 144) provided the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein.

7.                                       Amendment of Registration Rights.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with written consent of the Company and Holders who then hold a majority of the Registrable Securities.  Any amendment or waiver effected in accordance with this Section 7 shall be binding upon each Holder and the Company.  Notwithstanding the foregoing, (i) no such amendment, modification or waiver shall be effective against a particular Holder without such Holder’s consent, if such amendment, modification or waiver would adversely affect such Holder’s rights under this Agreement in a manner disproportionate (in relation to such Holder’s proportional ownership of Registrable Securities) to the effect of such amendment, modification or waiver on other Holders, and (ii) the provisions of this Section 7 shall not be amended or modified without the written consent of each of the Holders.

8.                                       Miscellaneous.

8.1                                 Record Holder.  A Person is deemed to be a Holder whenever such Person owns of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

8.2                                 Entire Agreement.  This Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings both written and oral and all contemporaneous oral agreements and understandings between the parties with respect to the subject matter hereof.  Except for the express representations, warranties and covenants contained herein, there are no representations, warranties or covenants by or on behalf of the parties hereto.

8.3                                 No Third Party Beneficiaries.  Except as expressly set forth in Section 4, nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

8.4                                 Governing Law.  This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

8.5                                 Submission to Jurisdiction.  Each of the parties irrevocably agrees that any legal action or proceeding arising out of or related to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other party hereto or its successors or assigns may be brought and determined in the federal courts located in the County of Ventura, California or the courts of the State of California located in the County of Ventura, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action, suit or proceeding relating thereto except in such courts).  Each of the parties agrees further to accept service of process in any manner permitted by such courts.  Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or related to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure lawfully to serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (c) to the fullest extent permitted by law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts and (d) any right to a trial by jury.

8.6                                 Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8.7                                 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

8.8                                 Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given upon personal delivery or three Business Days after being mailed by certified or registered mail, postage prepaid, return receipt requested, or one Business Day after being sent via a nationally recognized overnight courier service if overnight courier service is requested from such service or upon receipt of electronic or other confirmation of transmission if sent via facsimile, to the parties, their successors in interest or their assignees at the following addresses and telephone numbers, or at such other addresses or telephone numbers as the parties may designate by written notice in accordance with this Section 8.8:

if to the Company to:	SMTEK International, Inc. 200 Science Drive Moorpark, CA 93021 Facsimile: (805) 532-1608 Attention: Kirk A. Waldron

with a copy to:	Gibson, Dunn & Crutcher LLP 4 Park Plaza Irvine, CA 92614 Facsimile: (949) 451-4220 Attention: Mark W. Shurtleff

if to a Holder:	to such Holder’s address as it appears on the Company’s records.

8.9                                 Attorneys’ Fees.  In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

8.10                           Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

8.11                           Interpretation.  When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.  The headings contained in this Agreement are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  All words used in this Agreement will be construed to be of such gender or number as the circumstances require.  Unless the context clearly requires otherwise “or” is not exclusive, and “includes” means “includes, but is not limited to.”

8.12                           Termination. The obligations of the Company under this Agreement shall terminate on the second anniversary of the Effective Date.

8.13                           Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

8.14                           Additional Registration Rights.  The Company shall not enter into any registration rights or comparable agreement which provides rights or restrictions which are inconsistent with this Agreement.  In the event the registration requirements under the Securities Act are amended or eliminated to accommodate a “company registration” or similar approach, this Agreement shall be deemed amended to the extent necessary to reflect such changes and the intent of the parties hereto with respect to the benefits and obligations of the parties, and in such connection, the Company shall use its best efforts to provide the Holders with equivalent benefits to those provided hereunder.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

SMTEK INTERNATIONAL, INC.

By:	/s/ Kirk A. Waldron

Name:	Kirk A. Waldron

Title:	Senior Vice President, CFO

TRUSTEE OF THE GENE HAAS TRUST DTD 3-9-99

By:	/s/ Gene Haas
Gene Haas, as Trustee of The Gene Haas Trust DTD 3-9-99